Supplement dated March 15, 2011
to the Class A, Class B, and Class C Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

GOVERNMENT & HIGH QUALITY BOND FUND

Delete the Average Annual Operating Expenses table on page 147 and substitute:

For the year ended October 31, 2010	Class A	Class B	Class C
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.19%	0.33%	0.16%
Total Annual Fund Operating Expenses	0.94%	1.83%	1.66%
Expense Reimbursement	0.06%	0.18%	0.03%
Total Annual Fund Operating Expenses after Expense	0.88%	1.65%	1.63%
Reimbursement

Principal Management Corporation has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 29, 2012.
The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.88% for Class A, 1.65% for Class B, and 1.63% for Class C shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).

Delete the Example table on page 147 and replace with the following:

	1 year	3 years	5 years	10 years
Class A	$313	$511	$ 727	$1,347
Class B	$668	$955	$ 1,171	$1,897
Class C	$266	$520	$ 899	$1,962

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$313	$511	$727	$1,347
Class B	$168	$555	$971	$1,897
Class C	$166	$520	$899	$1,962

Add the following under “Voluntary Waivers” on page 204:

Government & High Quality Bond Fund

The Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service
(12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class A shares. The voluntary expense limit may be terminated at any time.